UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 15, 2013

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933

(Address of Principal Executive Offices)
 (Zip Code)

Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))

o             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On October 15, 2013, Johnson & Johnson issued the attached press release announcing its sales and earnings for the third quarter and nine months ended September 29, 2013.

Item 9.01            Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
99.15	Press Release dated October 15, 2013 for the period ended September 29, 2013.
99.2O	Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the third quarter and nine months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: October 15, 2013	By:	/s/ Stephen J. Cosgrove
Stephen J. Cosgrove Controller (Principal Accounting Officer)